UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2006

POINT THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Federal Street Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 933-2130

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Point Therapeutics, Inc. (“Point”) issued a press release on January 12, 2007 announcing preliminary results from the Company’s open-label Phase 2 trial of talabostat plus gemcitabine in patients with metastatic pancreatic cancer (Stage IV) who have not received prior chemotherapy.

A copy of the press release dated January 12, 2007 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1 - Press release issued by Point dated January 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: January 12, 2007
POINT THERAPEUTICS, INC.
	By:	/s/ Donald R. Kiepert, Jr.
Name: Donald R. Kiepert, Jr.
Title: President, Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description
99.1	Press release dated January 12, 2007.